EXHIBIT 10.9

                                CREDIT AGREEMENT

                     IRREVOCABLE LETTER OF CREDIT NO. 24058

                               Dated July 22, 2002

Beneficiary:

Regions Bank
as Trustee under the Indenture
     referred to below
60 Commerce Street
Montgomery, Alabama 36104
Attention: Corporate Trust Department

Dear Sirs:

         1. For the account of Ocean Bio-Chem, Inc., Star-Brite Distributing, Inc., Star Brite Automotive, Inc., Star Brite Distributing (Canada) Inc., corporations organized under the laws of the State of Florida, and KINPAK INC., a corporation organized under the laws of the State of Alabama (collectively, the "Borrowers"), we hereby authorize you to draw on us at sight, as hereinafter provided, an amount not exceeding $3,638,083, (such amount, as reduced from time to time pursuant to paragraph 6 below and as reinstated from time to time pursuant to paragraphs 10 and 11 below, being herein called the "Credit Amount").

         2. This Letter of Credit is irrevocable and is issued to you, as trustee under the Trust Indenture dated as of July 1, 2002 (the "Indenture"), between you and The Industrial Development Board of the City of Montgomery, a public corporation organized under the laws of the State of Alabama (the "Issuer"), pursuant to which Indenture $3,500,000 in aggregate principal amount of the Issuer's Industrial Development Revenue Bonds (KINPAK INC. Project) Series 2002 dated the date of delivery and payment therefor (the "Bonds") are being issued. This Letter of Credit is issued pursuant to various credit and security documents between us and the Borrowers , including that certain Credit Agreement dated as of July 1, 2002 (the "Credit Agreement"). Capitalized terms used herein without definition shall have the respective meanings assigned to them in the Credit Agreement.

         3. Of the Credit Amount, (i) up to $3,500,000, which is an amount equal to the principal amount of the Bonds (the "Principal Portion"), may be drawn with respect to payment of the unpaid principal amount of the Bonds, or payment of the principal portion of the purchase price of Bonds tendered (or deemed tendered) to you for purchase in accordance with the optional or mandatory tender provisions of the Indenture ("Tendered Bonds") and (ii) up to $138,083, which is an amount equal to the maximum amount of interest payable on the Bonds at the rate of 12% per annum for a period of 120 days, computed on the basis of a 365 day year (the "Interest Portion"), may be drawn with respect to payment of accrued but unpaid interest on the Bonds, or payment of the interest portion of the purchase price of Tendered Bonds. This Letter of Credit does not apply to any interest that may accrue on the Bonds after the Bonds become due (whether by maturity, redemption, acceleration or otherwise), or to any premium due upon redemption of the Bonds.

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                                                                          Page 2

         4. Funds under this Letter of Credit are available to you against your sight draft(s), drawn on Regions Bank, Birmingham, Alabama stating on their face: "Drawn under Regions Bank Irrevocable Letter of Credit No. 24058" accompanied by your written certificate signed by your authorized officer, appropriately completed, in the form of Appendix A, B or C hereto, as indicated below. Presentation of such drafts and certificates shall be made at our office located at

                           Regions Bank
                           417 North 20th Street
                           Birmingham, Alabama 35203

or at any other office which may be designated by us by written notice delivered to you (the office address specified above and any other office so designated by us being herein called our "Principal Office"). We hereby agree that each draft drawn under and in compliance with the terms of this Letter of Credit will be duly honored by us with our own funds upon due delivery of the certificates, as specified below, if presented at our Principal Office on or before the expiration date hereof. All payments made by us pursuant to this Letter of Credit will be made with our own funds.

         5. If a drawing is made by you hereunder at or prior to 10:00 a.m. (Birmingham, Alabama time) on a Business Day, and provided that the documents so presented conform to the terms and conditions hereof, payment shall be made to you, or to your designee, of the amount specified, in immediately available funds, not later than 1:30 p.m. (Birmingham, Alabama time) on the same business day. If a drawing is made by you hereunder after 10:00 a.m. (Birmingham, Alabama time) on a business day, and provided that the documents so presented conform to the terms and conditions hereof, payment shall be made to you, or to your designee, of the amount specified, in immediately available funds, not later than 1:30 p.m. (Birmingham, Alabama time) on the next succeeding business day. Payment under this Letter of Credit may be made by deposit of immediately available funds into a designated account that you maintain with us.

         6. Multiple drawings may be made hereunder, provided that drawings honored by us hereunder shall not, in the aggregate, exceed the Credit Amount. The Credit Amount shall be reduced as follows:

               (a) Payment by us of drawings with respect to principal due upon maturity, redemption or acceleration of the Bonds shall pro tanto reduce the Principal Portion of the Credit Amount, without reinstatement.

               (b) Payment by us of drawings with respect to interest due on the Bonds shall pro tanto reduce the Interest Portion of the Credit Amount, subject to reinstatement as provided in paragraph 10 below.

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                                                                          Page 3

               (c) Payment by us of drawings with respect to the purchase of Tendered Bonds shall pro tanto reduce the Principal Portion of the Credit Amount, to the extent of the principal portion of the purchase price so drawn, and shall pro tanto reduce the Interest Portion of the Credit Amount, to the extent of the interest portion of the purchase price so drawn, in each case subject to reinstatement as provided in paragraph 11 below.

               (d) At any time after the principal amount of the Bonds outstanding is reduced as a result of payment of the principal of Bonds due upon maturity or redemption, the Interest Portion of the Credit Amount may be reduced by delivery to us of written notice in the form of Appendix A hereto from you certifying the maximum amount of interest that would be payable on the Bonds then outstanding for a period of 120 days at the rate of 12% per annum, computed on the basis of a 365 day year (the "Maximum Interest Coverage"). Upon receipt by us of such notice from you, the Interest Portion of the Credit Amount shall be reduced to the Maximum Interest Coverage so certified by you and shall not thereafter be increased or reinstated to an amount in excess of such Maximum Interest Coverage. If, on the date of receipt of such notice by us, the Interest Portion of the Credit Amount then available for drawing hereunder is less than the Maximum Interest Coverage so certified (as a result of draws against the Interest Portion for which no reinstatement has become effective), the Interest Portion shall not thereafter be increased or reinstated to an amount greater than the Maximum Interest Coverage so certified by you.

         7. For drawings under the Principal Portion to pay principal of the Bonds due upon maturity, redemption or acceleration, your drafts must be accompanied by your written certificate signed by your authorized officer and appropriately completed in the form of Appendix A (an "A Drawing").

         8. For drawings under the Interest Portion to pay the interest due on the Bonds, your drafts must be accompanied by your written certificate signed by your authorized officer and appropriately completed in the form of Appendix B (a "B Drawing").

         9. For drawings under the Principal Portion and (if applicable) the Interest Portion to pay the purchase price of Tendered Bonds, your drafts must be accompanied by your written certificate signed by your authorized officer and appropriately completed in the form of Appendix C (a "C Drawing").

         10. On the day of payment by us of any B Drawing hereunder, the Interest Portion of the Credit Amount will be automatically reinstated by the amount of such B Drawing; provided, however, that the Interest Portion shall never be reinstated to an amount in excess of the Maximum Interest Coverage, as certified in the most recent notice with respect to Maximum Interest Coverage received by us pursuant to paragraph 6 above.

         11. Upon receipt by us of funds adequate and available to reimburse us for a C Drawing with respect to any Tendered Bond or Bonds ("Reimbursement Funds"), (i) the Principal Portion shall be reinstated by the amount of the principal portion of the purchase price of such Tendered Bond or Bonds, and (ii) the Interest Portion shall be reinstated by the amount of the interest portion of the purchase price of such Tendered Bond or Bonds; provided, however, that the Interest Portion shall never be reinstated to an amount in excess of the Maximum Interest Coverage, as certified in the most recent notice with respect to Maximum Interest Coverage received by us pursuant to paragraph 6 above. Bonds with respect to which we receive such Reimbursement Funds shall no longer be considered "Pledged Bonds" for purposes of the Indenture and the Credit Agreement. We shall promptly notify you of the receipt by us of all Reimbursed Funds, such notice to be in the form of Appendix D hereto.

         12. Reductions of the Credit Amount provided for in paragraph 6 above shall reduce the amounts which you may draw hereunder notwithstanding:

               (a) the fact that such reduction is the result of a payment under this Letter of Credit against presentation of a sight draft or certificate which does not substantially comply with the terms of this Letter of Credit (including without limitation (i) the fact that any draft or certificate presented upon this Letter of Credit, or any endorsement thereon, proves to be forged, fraudulent, invalid, unenforceable or insufficient in any respect or any statement therein is inaccurate in any respect whatever or (ii) the failure of any document to bear reference, or to bear adequate reference, to this Letter of Credit);

               (b) the use to which this Letter of Credit may be put or any acts or omissions of the Trustee in connection therewith; or

               (c) any other circumstances or happening whatsoever, whether or not similar to any of the foregoing, in making payment under this Letter of Credit;

provided that such payment shall not constitute gross negligence or willful misconduct by us. In furtherance and not in limitation of the foregoing, we may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

         13. Only you, as trustee under the Indenture, may make a drawing under this Letter of Credit. Upon the payment to you or your account of the amount specified in sight drafts drawn hereunder, we shall be fully discharged of our obligation under this Letter of Credit with respect to such sight drafts and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such sight drafts to you or any other person who may have made or makes a demand for payment of principal or interest with respect to any Bond.

         14. This Letter of Credit shall be effective immediately and shall automatically terminate upon the earliest of:

               (a) the date of our honoring of the final drawing available to be made hereunder; or

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                                                                          Page 5

               (b) the date of our receipt of a certificate in the form of Appendix E hereto appropriately completed and purportedly signed by your duly authorized officer; or

               (c) thirty (30) days after receipt by you of written notice from us (i) stating that an Event of Default, as defined in the Credit Agreement, has occurred and is continuing and (ii) directing that the Bonds be declared due and payable pursuant to Section 601(g) of the Indenture; or

               (d) fifteen (15) calendar days following the date that the Bonds have been converted to bear the Fixed Rate (as defined in the Indenture); or

               (e) our close of business on July 31, 2005 (the "Stated Expiration Date").

The Stated Expiration Date of this Letter of Credit will be extended automatically for successive one-year periods unless at least sixty (60) days prior to the then current Stated Expiration Date the Bank gives written notice, in the form of Appendix G hereto, to the Trustee and the Borrowers by courier letter notice, that the Bank elects not to so extend the Stated Expiration Date of this Letter of Credit. Upon the expiration or other termination of this Letter of Credit you shall immediately deliver the same to us for cancellation.

         15. You may transfer your rights in their entirety (but not in part) to any transferee who has succeeded you as trustee under the Indenture, and such transferred rights may be successively transferred. Such transfer shall be effected upon the presentation to us of this Letter of Credit accompanied by a transfer letter in the form attached hereto as Appendix F. Upon presentation of such documents to us, we shall forthwith issue an irrevocable Letter of Credit to your transferee with provisions consistent with this Letter of Credit.

         16. Except as specifically set forth herein, this Letter of Credit is subject to the International Standby Practices 1998, as promulgated by the Institute of International Banking Law and Practice, Inc. ("ISP98"). This Letter of Credit shall be deemed to be a contract made under the laws of the State of Alabama and shall, as to matters not governed by the ISP98, be governed by and construed in accordance with the laws of the State of Alabama, except Section 7-5-108(b) and (c) of the Code of Alabama 1975, as amended, shall not apply hereto.

         17. All documents, notices and other communications (hereinafter "documents") provided or permitted by this Letter of Credit to be given or presented to us shall be personally delivered to us at our Principal Office or shall be sent to us by telecopy (in which case draft requirements are waived) to the following number:

                           Telecopy No. (205) 326 7779

or such other telex, telecopy, or facsimile number as we shall specify by written notice to you. For purposes of this Letter of Credit, a document shall be "presented" or a "presentation" of a document shall be made in accordance

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                                                                          Page 6

with the terms hereof only when such document is actually received by our International Department at our Principal Office, whether presented in person or by telecopy as provided above. You may verify our receipt of documents delivered by telecopy by telephone inquiry at (205) 326 7283, or at such other telephone number as we shall specify by written notice to you.

         18. All documents, notices and other communications provided or permitted by this Letter of Credit to be given or presented to you shall be personally delivered to you at 60 Commerce Street, Montgomery, Alabama 36104,
Attention: Corporate Trust Department, or at any other address which may be designated by you by written notice delivered to us, or shall be sent to you by telecopy to the following number: Telecopy No. (334) 230 6150, or such other telex, telecopy, or facsimile number as you shall specify by written notice to us.

         19. This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds), except only the certificates and the sight drafts referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates and such sight drafts.

         20. This Letter of Credit may not be amended or modified in any way unless there has been first delivered to the Trustee, the Company and the Remarketing Agent an Opinion of Bond Counsel that such action will not, whether solely or in conjunction with any other fact or circumstance, cause the interest on the Bonds to be or become taxable. This Letter of Credit is executed as of the date and year first above written.

                                                     Very truly yours,

                                                     REGIONS BANK

                                                     By: /s/ L. Annette Veazey
                                                         ---------------------
                                                     Name: L. Annette Veazey
                                                     Title: Vice President

                                   APPENDIX A
                                       TO
                                  REGIONS BANK
                     IRREVOCABLE LETTER OF CREDIT NO. 24058

                            CERTIFICATE FOR A DRAWING

         Regions Bank as trustee (the "Trustee"), hereby certifies to Regions Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. 24058 (the "Letter of Credit"; capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

         (1) The Trustee is the trustee under the Indenture.

         (2) The Trustee is making a drawing under the Principal Portion of the Letter of Credit in the amount of $________________ to be used for the payment of unpaid principal on the Bonds due upon maturity, redemption or acceleration. Such amount is due and payable with respect to the principal of the Bonds, or will be due and payable on the date that the Bank is required to pay the draft(s) accompanying this certificate.

         (3) The aggregate amount of the sight draft(s) accompanying this certificate that is allocable to the payment of principal of the Bonds does not exceed the amount available on the date hereof to be drawn under the Principal Portion of the Letter of Credit

         (4) After the Bonds with respect to which this draw is made are retired, the aggregate principal amount of Bonds outstanding under the Indenture will be $_______________. After payment by you of this drawing (and any B Drawing submitted by us for payment on the same date), the Maximum Interest Coverage (as defined in paragraph 6(d) of the Letter of Credit) will be $________________.

         IN WITNESS WHEREOF, the Trustee has caused this certificate to be executed and delivered by its duty authorized officer on this _____ day of ________________, _______-.

                                  REGIONS BANK
                                  as Trustee

                                  By:
                                      ----------------------------
                                  Title:
                                         -------------------------

                                   APPENDIX B
                                       TO
                                  REGIONS BANK
                     IRREVOCABLE LETTER OF CREDIT NO. 24058

                            CERTIFICATE FOR B DRAWING

         Regions Bank, as trustee (the "Trustee"), hereby certifies to Regions Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. 24058 (the "Letter of Credit"; capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

         (1) The Trustee is the trustee under the Indenture.

         (2) The Trustee is making a drawing under the Interest Portion of the Letter of Credit in the amount of $____________________ to be used for the payment of unpaid interest due on the Bonds. Such amount is due and payable with respect to interest on the Bonds, or will be due and payable on the date that the Bank is required to pay the draft(s) accompanying this certificate.

         (3) The aggregate amount of the sight draft(s) accompanying this certificate does not exceed the amount available on the date hereof to be drawn under the Interest Portion of the Letter of Credit.

         IN WITNESS WHEREOF, the Trustee has caused this certificate to be executed and delivered by its duly authorized officer on this ________ day of _______________, ______.

                                  REGIONS BANK
                                  as Trustee

                                  By:
                                      ----------------------------
                                  Title:
                                         -------------------------

                                   APPENDIX C
                                       TO
                                  REGIONS BANK
                     IRREVOCABLE LETTER OF CREDIT NO. 24058

                            CERTIFICATE FOR C DRAWING

         Regions Bank, as trustee (the "Trustee"), hereby certifies to Regions Bank (the "Bank"), with respect to Irrevocable Letter of Credit No. 24058 (the "Letter of Credit"; capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

         (1) The Trustee is the trustee under the Indenture.

         (2) The Trustee is making a drawing under the Letter of Credit in the amount of $_______________ to be used to pay the purchase price of Tendered Bonds. Of the aggregate amount drawn, $________________ is drawn under the Interest Portion of the Letter of Credit to pay the interest portion of such purchase price and $_________________ is drawn under the Principal Portion of the Letter of Credit to pay the principal portion of such purchase price. The aggregate amount so drawn is due and payable with respect to the purchase price of Tendered Bonds, or will be due and payable on the date that the Bank is required to pay the draft(s) accompanying this certificate.

         (3) The aggregate amount of the sight draft(s) accompanying this certificate does not exceed the amount available on the date hereof to be drawn under the Letter of Credit; the amount designated above as drawn against the Interest Portion does not exceed the amount available on the date hereof to be drawn under the Interest Portion of the Letter of Credit; and the amount designated above as drawn against the Principal Portion does not exceed the amount available on the date hereof to be drawn under the Principal Portion of the Letter of Credit.

         (4) This C Drawing is being made to pay the purchase price of the following Tendered Bonds:

              Certificate Number                      Principal
                (if applicable)                        Amount


              ------------------                      ---------
              ------------------                      ---------
              ------------------                      ---------
              ------------------                      ---------

         IN WITNESS WHEREOF, the Trustee has caused this certificate to be executed and delivered by its duly authorized officer on this _______ day of _______________, _____.

                                  REGIONS BANK
                                  as Trustee

                                  By:
                                      ----------------------------
                                  Title:
                                         -------------------------

                                   APPENDIX D
                                       TO
                                  REGIONS BANK
                     IRREVOCABLE LETTER OF CREDIT NO. 24058

                              REIMBURSEMENT NOTICE

         Regions Bank (the "Bank") hereby certifies to Regions Bank, as Trustee (the "Trustee"), with respect to Irrevocable Letter of Credit No. 24058 (the "Letter of Credit"; capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

         (1) The Bank has received reimbursement of amounts due to us because of a C Drawing made on the Letter of Credit by that certain draft dated ___________ in the amount of $___________________ with respect to the following Tendered
Bonds:

              Certificate Number                      Principal
                (if applicable)                        Amount


              ------------------                      ---------
              ------------------                      ---------
              ------------------                      ---------

                                              Total   $

         (2) The Principal Portion shall be reinstated by $__________________, which was the amount of the principal portion of the purchase price of the Tendered Bonds referred to in paragraph (1) above.

         (3) The Interest Portion shall be reinstated by $_________________, which was the amount of the interest portion of the purchase price of the Tendered Bonds referred to in paragraph (1) above.

         IN WITNESS WHEREOF, the Bank has caused this certificate to be executed and delivered by its duly authorized officer on this ____ day of _______________, ______.

                                  REGIONS BANK
                                  as Trustee

                                  By:
                                      ----------------------------
                                  Title:
                                         -------------------------

                                   APPENDIX E
                                       TO
                                  REGIONS BANK
                     IRREVOCABLE LETTER OF CREDIT NO. 24058

                          CERTIFICATE FOR CANCELLATION

         Regions Bank, as trustee (the "Trustee"), hereby certifies to Regions Bank (the "Bank"), with respect to Irrevocable Letter of Credit No. 24058 (the "Letter of Credit"; capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

         (1) The Trustee is the trustee under the Indenture.

         (2) The Letter of Credit is hereby delivered to the Bank for cancellation because:

             (a) the Bonds have been fully paid, or provision for such payment has been made, in accordance with the terms of Article VIII of the Indenture; or

             (b) the terms and conditions of the Indenture (and the Second Supplemental Lease referred to in the Indenture) for the acceptance by the Trustee of a Substitute Letter of Credit or an Alternate Credit Facility and the cancellation of the Letter of Credit have been satisfied.

         IN WITNESS WHEREOF, the Trustee has caused this certificate to be executed and delivered by its duly authorized officer on this ______ day of _______________, ____.

                                  REGIONS BANK
                                  as Trustee

                                  By:
                                      ----------------------------
                                  Title:
                                         -------------------------

                                   APPENDIX F
                                       TO
                                  REGIONS BANK
                     IRREVOCABLE LETTER OF CREDIT NO. 24058

                                 TRANSFER LETTER

Regions Bank
8 Commerce Street
Montgomery, Alabama 36104

Date:
      -----------------------

Gentlemen:

         With reference to your Irrevocable Letter of Credit No. 24058 (the "Letter of Credit"; capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Letter of Credit), we hereby transfer to ____________________________ all right, title and interest of the undersigned in and to the Letter of Credit.

         We hereby certify that the transferee is the successor trustee under the Indenture.

         Please notify the transferee of this transfer.

         The Letter of Credit (including amendments to this date, if any) is returned herewith, and we request that you issue a new irrevocable letter of credit in favor of the transferee with provisions consistent with the Letter of Credit, as required by the terms of the Letter of Credit. This transfer shall be void and of no effect if you fail to issue such a letter of credit to the transferee.

                                                Very truly yours,

                                                REGIONS BANK
                                                as Trustee

                                                By:
                                                    ----------------------------
                                                Title:
                                                       -------------------------

                                   APPENDIX G
                                       TO
                                  REGIONS BANK
                     IRREVOCABLE LETTER OF CREDIT NO. 24058

                        CERTIFICATE DENYING EXTENSION OF
                   STATED EXPIRATION DATE OF LETTER OF CREDIT

VIA CERTIFIED MAIL, RETURN RECEIPT REQUESTED

To:   Regions Bank, as Trustee
      417 North 20th Street
      Birmingham, AL 35203

      Re:  Irrevocable Transferable Letter of Credit No. 24058

         The undersigned hereby certifies to Regions Bank, as Trustee (the "Trustee") with reference to Irrevocable Transferable Letter of Credit No. 24058 (the "Letter of Credit") issued by Regions Bank (the "Bank") in favor of the Trustee and for the account of Ocean Bio-Chem, Inc., et al, that the Bank has elected not to grant a one-year extension of the current Stated Expiration Date of the Letter of Credit, which is _________________ _____, ______.

         IN WITNESS WHEREOF, the Bank has executed and delivered this Certificate as of the _____ day of ____________, _____, which is a date at least 60 days prior to the current Stated Expiration Date of the Letter of Credit.

                                  REGIONS BANK

                                  By:
                                      ----------------------------
                                  Title:
                                         -------------------------